July 16, 2009

STRATEGIC FUNDS, INC. - EMERGING MARKETS OPPORTUNITY FUND

Supplement to Prospectus dated October 1, 2008

     The following information supplements and supersedes any contrary information contained in the section of the fund’s Prospectus entitled “Management– Investment advisers”:

     On December 31, 2008, the sub- investment advisory agreement between The Dreyfus Corporation (“Dreyfus”) and WestLB Mellon Asset Management (USA) LLC, with respect to the fund, was terminated. Dreyfus, as the fund’s investment adviser, provides the day-to-day management of the fund’s investments.

     Investment decisions for the fund continue to be made by a committee of portfolio managers, which has managed the fund since the fund’s inception. The committee members are Hugh Hunter, Tony Hann, Richard Fairgrieve, and Bill Rudman, each of whom is an employee of Blackfriars Asset Management (“Blackfriars”) and an “associated person” of Dreyfus under the Investment Advisers Act of 1940, as amended, for purposes of managing the fund. Mr. Hunter joined Blackfriars (formerly, WestLB Mellon Asset Management (UK) Limited) in 1998 as a global emerging markets asset manager and is currently head of global emerging markets at Blackfriars. Mr. Hann joined Blackfriars in 1998 as head of its Asia desk and is currently a global emerging markets manager at Blackfriars. Mr. Fairgrieve joined Blackfriars in 2002 as a global emerging markets asset manager. Mr. Rudman joined Blackfriars in 1999 as head of its Latin America desk and currently is a global emerging markets asset manager at Blackfriars. There are no limitations on the role of a committee member with respect to making investment decisions for the fund.

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